UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2010

AMICO GAMES CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-53461	98-0579264
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room North-02, 9th Floor, Flat A,
No. 89 Zhongshan Avenue West, Tianhe District,
Guangzhou, Canton Province, China 510630
 (Address of principal executive offices)

(8620) 85562666
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm

(i)	On January 6, 2010, the Company formally informed Malone & Bailey, PC of its dismissal as the Company’s independent registered public accountant.

(ii)
The reports of Malone & Bailey on the Company’s consolidated financial statements as of and for the fiscal year ended March 31, 2009 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company ability to continue as a going concern.

(iii)	The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)
During the fiscal years ended March 31, 2008 and March 31, 2009 and through January 6, 2010, there have been no disagreements with Malone & Bailey, PC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Malone & Bailey, PC would have caused him to make reference thereto in connection with his report on the financial statements for such years.

(v)
The Company has requested that Malone & Bailey, PC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of the letter provided by Malone & Bailey, PC is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm

(1)
On January 6, 2010 the Company engaged M&K CPAS, PLLC as its new independent registered public accounting firm.  M&K CPAS, PLLC was the independent registered public accounting firm for Vodafun Limited which the Company acquired via a share exchange transaction on December 31, 2009.  Other than the above, during the two most recent fiscal years and through January 6, 2010, the Company had not consulted with M&K CPAS, PLLC regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)
The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company:  (a) a written report, or (b) oral advice that M&K CPAS, PLLC concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

Exhibit 16.1	Letter from Malone & Bailey, PC to the Securities and Exchange Commission, dated January 7, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 7, 2010	AMICO GAMES CORP.

	By:	/s/ Peter Liu
Peter Liu
President and Chief Executive Officer